SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2003

METROCALL HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21924	54-1215634

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6677 Richmond Highway, Alexandria, Virginia	22306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 660-6677

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits.

Exhibit No.	Description
99.1	Slides from presentation by management to investors at Metrocall’s Investor Conference on December 3, 2003

Item 9.  Regulation FD Disclosure.

     This Current Report on Form 8-K includes as an exhibit the slides from a presentation that will be given by management of Metrocall Holdings, Inc. (“Metrocall”) at an investor conference sponsored by CRT Capital Group, L.L.C. on December 3, 2003. A live webcast of the presentation will be available at http://metrocall.com on December 3, 2003. The slides from the presentation are attached as Exhibit 99.1. Those slides are furnished pursuant to Item 9 and the information contained in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Exhibit 99.1 shall not be deemed incorporated by reference into Metrocall’s filings under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCALL HOLDINGS, INC.

By: /s/ George Z. Moratis Name: George Z. Moratis Title: Chief Financial Officer and Treasurer

Dated:  December 3, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slides from presentation by management to investors at Metrocall’s Investor Conference on December 3, 2003